                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 19, 2002
                                                         ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                   1-4174               73-0569878
             --------              ---------------      -------------------
         (State or other             (Commission         (I.R.S. Employer
         jurisdiction of             File Number)        Identification No.)
         incorporation)



     One Williams Center, Tulsa, Oklahoma                       74172
     ------------------------------------                       ------
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         On March 19, 2002, The Williams Companies, Inc. (NYSE:WMB) announced it had closed a two-part debt transaction of $1.5 billion. Williams sold the securities in a private placement as follows: $850 million of 30-year notes with a interest rate of 8.75% and $650 million of 10-year notes with a interest rate of 8.125%. Williams will use the proceeds to repay outstanding short-term debt, provide working capital and for general corporate purposes.

Item 7.    Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated March 19, 2002, publicly announcing the matters reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE WILLIAMS COMPANIES, INC.


Date: March 20, 2002               /s/ Suzanne H. Costin
                               -----------------------------------------
                                   Name:   Suzanne H. Costin
                                   Title:  Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Copy of Williams' press release dated March 19, 2002, publicly announcing the matters reported herein.


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